FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Bank charges	$ (144)	$ (86)	$ (63)
Changes in fair value of warrants to purchase preferred shares			(4,309)
Exchange rate loss, net	(969)	(1,723)	(1,817)
Total expenses	(1,113)	(1,809)	(6,189)
Interest income	1,358	330	201
Financial income (expenses), net	$ 245	$ (1,479)	$ (5,988)